HOMEPLEX MORTGAGE INVESTMENTS CORPORATION

                             STOCK OPTION AGREEMENT


                  THIS AGREEMENT ("Agreement") is made as of the 21st day of December, 1995, by and between HOMEPLEX MORTGAGE INVESTMENTS CORPORATION, a Maryland corporation ("Homeplex"), and ALAN D. HAMBERLIN ("Hamberlin").

                  WHEREAS, Hamberlin is an employee of Homeplex and has served as its Chief Executive Officer since its organization;

                  WHEREAS, Hamberlin and Homeplex have entered into an Amended and Restated Employment Agreement as of the same date hereof (the "Employment Agreement"); and

                  WHEREAS, Homeplex considers it desirable and its best interest that in lieu of a regular salary Hamberlin be given an inducement to acquire a proprietary interest in Homeplex and added incentive to advance the interest of Homeplex by possessing an option to purchase shares of the common stock of Homeplex (the "Stock").

                  NOW, THEREFORE, in consideration of the promises and of the mutual covenants herein contained, it is agreed by and between the parties as follows:

                  1. Grant of Option. Homeplex grants to Hamberlin, as of the date of this Agreement (the "Grant Date"), the right, privilege and option (the "Option") to purchase 750,000 shares of Stock (the "Optioned Shares"), subject in all respects to the terms, conditions and provisions of this Agreement.

                  2. Option Price. The purchase price of the Optioned Shares (the "Option Price") is $1.50, which is 100 percent of the fair market value per share of the Stock on the date of grant of this option.

                  3. Vesting of Option.

                           (a)  Vesting  Schedule.  Optioned  Shares  that  have
vested may be acquired in accordance with the terms of this Agreement at any time, and from time to time, in whole or in part, until the Option expires as provided in Section 5 hereof. The time at which the Optioned Shares vest and the Hamberlin or his permitted assignee(s) (each, an "Optionholder") may thereafter exercise this Option with respect to such Optioned Shares shall be as follows:

                                    (i)  200,000 of the  Optioned  Shares  shall
vest immediately;

                                    (ii)  275,000 of the  Optioned  Shares shall
vest on the first anniversary of the Grant Date provided Hamberlin is either employed by Homeplex on that date or has left the employment of Homeplex pursuant to a Consented Termination as described in Section 6(e) of the Employment Agreement; and
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                                    (iii)  275,000 of the Optioned  Shares shall
vest on the second anniversary of the Grant Date provided Hamberlin is either employed by Homeplex on that date or has left the employment of Homeplex pursuant to a Consented Termination as described in Section 6(e) of the Employment Agreement.

Notwithstanding the foregoing, all Optioned Shares shall accelerate and vest upon a Change in Control (as defined in the Employment Agreement) or upon the termination of Hamberlin's employment (without his consent) by Homeplex for any reason other than death, disability, a Consented Termination, or Cause (as that term is used in the Employment Agreement).

                           (b)  Acceleration.  Homeplex may, in its  discretion,
allow the Optioned Shares to be purchased prior to any vesting date.

                  4. Exercise of Option. All or any portion of the vested Optioned Shares may be purchased by an Optionholder upon written notice to Homeplex, addressed to Homeplex at its principal place of business. Such notice shall be signed by the Optionholder and shall state the election to exercise the Option and the number of Optioned Shares with respect to which it is being exercised. Such notice shall be accompanied by payment in full of the Option Price for the number of shares of Stock being purchased. Payment may be made in cash or by check or by tendering duly endorsed certificates representing shares of Stock then owned by the Optionholder. In the sole discretion of Homeplex, an Optionholder may be provided with the election to pay for the Option Price by having Homeplex withhold, from the Stock otherwise issuable, a portion of those shares of Stock with an aggregate fair market value equal to that portion of the Option Price designated by the Optionholder (not to exceed 100% of the Option Price). Upon the exercise of the Option, Homeplex shall deliver, or cause to be delivered, to the Optionholder a certificate or certificates representing the net shares of Stock purchased upon such exercise as soon as practicable after payment for those shares has been received by Homeplex. All shares that are purchased and paid for in full upon exercise of the Option shall be fully paid and non-assessable but may not be transferred, sold, assigned or conveyed by Optionholder for six months from the date of shareholder approval as required by
Section 22 hereof.

                  5. Termination of Option. This Option, to the extent not previously exercised, shall terminate upon the fifth anniversary of the Grant Date, or as otherwise set forth in this Agreement.

                  6. Death or Disability of Hamberlin. If Hamberlin's employment with Homeplex is terminated pursuant to the Employment Agreement upon the death or disablement of Hamberlin, the Optioned Shares that are vested as of the date of death or Disablement Commencement Date (as defined in the Employment Agreement), whichever is applicable, shall be exercisable within one year of the Date of Termination (as defined in the Employment Agreement) or until the stated expiration date of the Option, whichever occurs first, by an Optionholder in accordance with Section 4 hereof. If Hamberlin dies after a Consented Termination, the Optioned Shares that are vested as of the date of death shall be exercisable within one year of such date of death or until the stated expiration date of the Option, whichever occurs first, by Hamberlin's successors-in-interest.

                  7. No Privilege of Stock Ownership. An Optionholder shall not have any of the rights of a stockholder with respect to the Optioned Shares until such Optionholder shall have
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exercised the option,  paid the Option Price,  and received a stock  certificate for the purchased shares of Stock.

                  8. Compliance With Laws and Regulations. The exercise of this Option and the issuance of the Stock upon such exercise shall be subject to compliance by Homeplex and each Optionholder with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange in which the shares of the Stock may be listed at the time of such exercise and issuance. In connection with the exercise of an Option hereunder, an Optionholder shall execute and deliver to Homeplex such representations in writing as may be requested by Homeplex in order for it to comply with applicable requirements of federal and state securities laws.

                  9. Liability of Homeplex.  The inability of Homeplex to obtain approval from any regulatory body having authority deemed by Homeplex to be necessary to the lawful issuance and sale of any Stock pursuant to this
Agreement shall relieve Homeplex of any liability with respect to the nonissuance or sale of the Stock as to which such approval shall not have been obtained. Homeplex, however, shall use its best efforts to obtain all such approvals.

                  10. Capital Adjustments. The number of Optioned Shares shall be proportionately adjusted for any increase or decrease in the number of outstanding shares of Stock of Homeplex resulting from a subdivision or consolidation of shares or any other capital adjustment or the payment of a stock dividend or any other increase or decrease in the number of such shares effected without Homeplex's receipt of consideration therefor in money, services or property.

                  11. Mergers, Etc. If Homeplex is the surviving corporation in any merger or consolidation (not including a Corporate Transaction), the Option granted herein shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option or Award would have been entitled prior to the merger or consolidation.

                  12. Corporate Transaction. In the event of stockholder approval of a Corporate Transaction that is not a Change in Control, all unvested Options shall automatically accelerate and immediately vest so that each outstanding Option shall, one week prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the Optioned Shares. Upon the consummation of the Corporate Transaction, all Options shall, to the extent not previously exercised, terminate and cease to be outstanding. "Corporate Transaction" shall mean (a) a merger or consolidation in which Homeplex is not the surviving entity or (b) any reverse merger in which Homeplex is the surviving entity.

                  13.  Assignment.   The  right  to  acquire  Stock  under  this
Agreement  may  not  be  assigned,   encumbered  or  otherwise   transferred  by
Optionholder other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, Title 1 of the Employment Retirement Income Security Act, or the rules thereunder.

                  14. Securities Restrictions

                           (a)   Legend  on   Certificates.   All   certificates
representing shares of Stock issued hereunder shall be endorsed with a legend reading as follows:
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                    The shares of Common Stock  evidenced by this
                    certificate   have   been   issued   to   the
                    registered  owner in  reliance  upon  written
                    representations  that these  shares have been
                    purchased solely for investment. These shares
                    may  not be  sold,  transferred  or  assigned
                    unless in the  opinion  of  Homeplex  and its
                    legal   counsel   such  sale,   transfer   or
                    assignment will not be in violation of the Securities Act of 1933, as amended, and the rules and regulations thereunder.

                           (b) Private  Offering  for  Investment  Only.  If the
shares to be issued to an Optionholder upon the exercise of any Option have not been registered under the 1933 Act, the Arizona Act or the securities laws of any other jurisdiction, those shares will be "restricted securities" within the meaning of Rule 144 under the 1933 Act and must be held indefinitely without any transfer, sale or other disposition unless (a) the shares are subsequently registered under the 1933 Act, the Arizona Act and the securities laws of any other applicable jurisdiction, or (b) the Optionholder obtains an opinion of counsel which is satisfactory to counsel for Homeplex that the shares may be sold in reliance on an exemption from registration requirements. By the act of accepting an Option, Hamberlin agrees (i) that, any shares of Stock acquired will be solely for investment not with any intention to resell or redistribute those shares and (ii) such intention will be confirmed by an appropriate certificate at the time the Stock is acquired if requested by Homeplex. The neglect or failure to execute such a certificate, however, shall not limit or negate the foregoing agreement.

                           (c)   Registration   Statement.   If  a  registration
statement covering the shares of Stock issuable hereunder as filed under the Securities Exchange Act of 1933, as amended, and as declared effective by the Securities Exchange Commission (the "Registration"), the provisions of Sections 14(a) and (b) shall terminate during the period of time that such registration statement, as periodically amended, remains effective. The Company shall use its best efforts to effect the Registration within six months after shareholder approval is obtained as required by Section 22 hereof.

                  15. Tax Withholding.

                           (a) General.  Homeplex's  obligation to deliver Stock
under this Agreement shall be subject to Hamberlin's satisfaction of all applicable federal, state and local income tax withholding requirements.

                           (b) Shares to Pay for  Withholding.  Homeplex may, in
its discretion and in accordance with the provisions of this Section 15(b) and such supplemental rules as it may from time to time adopt (including any applicable safe-harbor provisions of SEC Rule 16b-3), provide Hamberlin with the right to use shares of Stock in satisfaction of all or part of the federal, state and local income tax liabilities incurred by Hamberlin in connection with the receipt of Stock ("Taxes"). Such right may be provided to Hamberlin in either or both of the following formats:
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                                    (i)  Stock  Withholding.  Hamberlin  may  be
provided with the election to have Homeplex withhold, from the Stock otherwise issuable, a portion of those shares of Stock with an aggregate fair market value equal to the percentage of the applicable Taxes (not to exceed 100 percent) designated by Hamberlin.

                                    (ii) Stock  Delivery.  Homeplex  may, in its
discretion, provide Hamberlin with the election to deliver to Homeplex, at the time the Option is exercised, one or more shares of Stock previously acquired by Hamberlin (other than pursuant to the transaction triggering the Taxes) with an aggregate fair market value equal to the percentage of the taxes incurred in connection with such Option exercise (not to exceed 100 percent) designated by Hamberlin.

                  16. Binding Effect. This agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

                  17. Defined Terms. All capitalized terms herein which are not otherwise defined therein shall have the same meaning ascribed to such terms in the Employment Agreement.

                  18. Notices. Any notice required to be given or delivered to Homeplex under the terms of this Agreement shall be in writing and addressed to Homeplex in care of the Corporate Secretary at its principal corporate offices. Any notice required to be given or delivered to Hamberlin at the address indicated on the signature page hereto. Any permitted assignee hereunder shall notify the other party hereto of the permitted assignee's address for purposes of this notice provision. All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the U.S. mail, postage prepaid return receipt requested, and properly addressed to the party to be notified.

                  19. Integration, Modification and Amendment. This Agreement and the Employment Agreement embody the full understanding of the parties with respect to the subject matter hereof, superseding any and all prior agreements, and no amendment or modification thereof shall be effective unless the same shall be in writing and signed by both of said parties. Notwithstanding the foregoing, this Agreement may not be amended or modified more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder. In addition, any amendment to this Agreement shall be required to be approved by the shareholders if the amendment would: (a) materially increase the benefits accruing to Hamberlin; (b) materially increase the number of shares of Stock which may be issued hereunder; or (c) materially modify the requirements for Hamberlin's eligibility for participation hereunder.

                  20. Governing Law. Except as the corporate law of the State of Maryland expressly applies hereto, this Agreement shall be construed in accordance with, and governed by, the laws of the State of Arizona, without regard to application of conflicts of law principles.

                  21. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which, taken together, shall constitute one and the same instrument.

                  22. Shareholder Approval. The grant of this Option is subject to approval by the shareholders of Homeplex. Such approval must be by a majority of the votes cast provided that the
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total vote cast on the  proposal  represents  over 50 percent in interest of all securities entitled to vote on the matter. Notwithstanding any provision of this Agreement to the contrary, the Option may not be exercised in whole or in part until such shareholder approval is obtained. In the event that such shareholder approval is not obtained within three years of the Grant Date, then the Option shall terminate and an Optionholder hereunder shall have no further rights under this Agreement.

                  IN WITNESS WHEREOF the parties hereto have executed this Agreement or caused it to be executed on the day and year first above written.

                                  HOMEPLEX MORTGAGE INVESTMENTS
                                  CORPORATION, a Delaware corporation


                                  By: ________________________________________
                                  Name: ______________________________________
                                  Its: _______________________________________



                                  ____________________________________________
                                  Alan D. Hamberlin
                                  Address:
                                          ____________________________________
                                          ____________________________________

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